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                                                              FILE NO. 333-25255
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED MAY 16, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED MAY 16, 1997)

                                     PROSPECTUS NUMBER: 1521
                                     DATED: JUNE 10, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                FIXED RATE NOTES

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


BASE RATE:                Fed Funds (prior day H.15)


INDEX MATURITY:           One day


TRADE DATE:               June 10, 1997


SETTLEMENT DATE:          June 13, 1997


MATURITY DATE:            June 14, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.220%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     daily


INTEREST PAYMENT DATES:   The fourteenth of September, December, March and June, commencing
                          September 1997 through maturity, Subject to the Following Business Day
                          Convention.


INITIAL INTEREST RATE:    TBD June 13, 1997


FORM:                     Book-entry


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